EXHIBIT 32.2

CERTIFICATION
OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bin Liu, Chief Financial Officer of Kingold Jewelry, Inc. certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Kingold Jewelry, Inc. for the quarter ended June 30, 2010, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Kingold Jewelry, Inc. and its subsidiaries.

Date: August 11, 2010	/s/ Bin Liu
Bin Liu
Chief Financial Officer